The PNC Financial Services Group, Inc. Bank of America Merrill Lynch November 13, 2012 Exhibit 99.1

DRAFT
Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by Amendment No. 1 thereto, and 2012 Form 10-Qs, including in the Risk Factors and Risk
Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes to Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on these websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as provisions for residential mortgage repurchase obligations, non-cash charges related to redemptions of trust preferred securities, expenses for residential mortgage foreclosure-related matters, integration costs, and legal, mortgage foreclosure-related and OREO costs. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items may not be indicative of our ongoing operations. We may also provide information on the components of net interest income (purchase accounting accretion and the core remainder) and the impact of purchase accounting accretion on net interest margin, and information on return on average tangible common equity. We believe that core net interest margin (net interest margin less
(annualized purchase accounting accretion divided by average interest-earning assets)), a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin. And we believe that return on average tangible common equity (calculated as annualized net income attributable to common shareholders divided by (average common shareholders’ equity less total intangible assets, other than servicing rights)), a non-GAAP measure, is useful as a tool to help measure and assess a company’s use of common equity. And we believe that tangible book value per share, a non-GAAP measure, is useful as a tool to help to better evaluate growth of the company’s business apart from the amount, on a per share basis, of intangible assets other than servicing rights included in book value. Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at
www.pnc.com/investorevents and in our SEC filings. In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

DRAFT
Today’s Discussion
Our strategy is focused on serving and growing profitable
customers
Strategic priorities for revenue growth
Disciplined investing while increasing customer loyalty and
efficiencies
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
–
Build out the Southeast
–
Retail Bank - Serving Customers Tomorrow
–
Capture more investable assets
–
Build a stronger Residential Mortgage Banking business

Net new organic checking relationships[1]
(thousands)
48
225
230
YTD10
YTD11
YTD12

New primary clients[2]
(new clients)
694
869
773
YTD10
YTD11
YTD12

New primary clients[3]
(new clients)
809
1,084
1,355
YTD10
YTD11
YTD12

Total loan originations
Refinancing
HARP refinancing
Purchase[4]
($ billions)
$7.0
$2.2
$1.5
$3.3
$8.4
$2.1
$2.0
$4.3
$10.8
$2.6
$3.2
$5.0
YTD10
YTD11
YTD12

PNC

DRAFT
Growing Customers Creates Revenue Potential
(1) Net new organic checking relationships refers to net new consumer and small business relationships exclusive of relationships acquired through acquisition. (2) A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of
$50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more.
(3) Asset Management Group primary client is defined as a client relationship with annual revenue generation of $10,000 or more. (4)
Purchase is defined as a mortgage with a borrower as part of a residential real estate purchase transaction.
Asset Management Group Residential Mortgage
Retail Banking
Corporate Banking

DRAFT
Building Southeast Markets Toward Legacy Markets
Southeast
Markets
Comparable Legacy
PNC Markets
Western Carolina St. Louis
Greater Georgia Chicago
Gulf Coast Northern Indiana
Eastern Carolina Indianapolis
Northern Alabama Louisville
Regional President Model
Connecting our large bank
capabilities to local markets
Balanced teams
Sales teams now in place
Brand
Build brand locally
Leverage local relationships
Significant revenue opportunities
Treasury Management, Capital
Markets and innovative Retail
products offer significant cross-sell
opportunities
Target new customers
–
RBC Bank (USA)
–
PNC culture carriers
–
External hires

Philadelphia[1]
Chicago[1]
RBC Bank (USA) markets[2]
(millions)
$105
$120
$40
$64
$48
+14%
+60%
2010
2012[4]
2010
2012[4]
2012[5]
AMG sales
Corporate Banking sales

Philadelphia[3]
Chicago[3]
RBC Bank (USA) markets[2]
55%
45%
54%
46%
32%
68%
YTD12
Apr-Sep 2012
Credit Sales
Non-Credit Sales

PNC

DRAFT
AMG refers to Asset Management Group. (1) Total market sales for 2010 vs. 2012 sales through Sept. 30, 2012 annualized. (2) RBC Bank
(USA) markets defined as Eastern Carolina, Western Carolina, Greater Georgia, Northern Alabama and Gulf Coast. AMG sales not yet significant to RBC Bank (USA) markets as we are in the build-out phase. (3) For September YTD 2012. (4) 12-month annualized sales calculated based on sales through Sept. 30, 2012. (5) 12-month annualized sales calculated based on April-September 2012 sales.
Expanding the Successful PNC Business Model in
Underpenetrated Markets
Total Corporate Banking and AMG sales
Corporate Banking cross-sell sales by type

Reasons for choosing PNC[2]

Has branches nearby
64%
Better costs/fees
42%
Dissatisfied with service at previous bank
36%
Types of accounts/ services available
33%
Free services offered
27%
Online banking offered
26%
Recommended by friend/relative
26%

Customer branch usage

% of households that have used a PNC branch in the last 3 months

61%
61%
59%
61%
60%
3Q11
4Q11
1Q12
2Q12
3Q12

DRAFT
Drives new customer acquisition and value
Builds and reinforces PNC Brand
Provides primary sales vehicle for our PNC customers
Branch costs create annual expenses of nearly $3 billion, or 62% of Retail Banking expenses
1
Approximately 30% of transactions, 40% of costs are generally from business and corporate banking customers
Rethinking the Role of Our Retail Branches
(1) Retail and branch expenses through September 30, 2012, nine months annualized. (2) Source: PNC Strategic Marketing Research in partnership with Maritz Research, fourth quarter 2011. Research conducted in PNC’s legacy footprint among primary customers of PNC and major competitors. Respondents with a primary bank account over the past two years were asked for which of the following reasons did you choose your primary bank as your primary financial institution over other banks. Multiple reasons could be selected. The chart reflects the responses of the PNC customers.
Role of the Retail Branch

Transaction behavior mix[1]

Traditional Branch 20%
Primary Virtual 34%
Multi-channel 46%

Cost per Consumer transaction

Call center - Interactive voice response
$0.10
Online/Mobile
$0.56
ATM
$0.59
Branch
$3.97

(monthly transactions[2] in millions)
0
2
4
6
8
10
12
Teller
ATM
40% potential
20% potential
Withdrawals
Deposits
Check cashing

PNC

DRAFT
Serving Customers Tomorrow - Requires Change in
Retail Branch Model
ATM channel migration strategy PNC’s customers’ changing preferences
(1) Percentages reflect the proportion of PNC customers considered to be traditional branch, primary virtual usage or multi-channel customers based upon channels utilized for transactions. Transactions refer to service transactions, which include deposits, withdrawals and payments. Traditional branch customer is a customer who conducts greater than 80% of monthly transactions in a branch. Primary virtual customer is a customer who conducts the majority of monthly transactions at non-branch channels (i.e., ATM, Online, Call Center, Mobile). (2) Monthly transactions reflect the monthly average for transactions conducted from
October 2010-November 2011. Potential in chart represents potential for ATM channel percentage if transactions were to migrate from Teller to ATM channel.

Traditional
Future

Digital Call Center
- Chat
- Social Media
Digital Marketing
Mobile Deposit
Deposit Scanner
Remote sales force specialists
Smaller segment "stores" & kiosks in branches
Extensive full function ATM network
Mobile stores, street teams and educational events

DRAFT
From branch density to network presence
Technology enabled convenience and
experience
Customer data insight
Strategy to drive more efficient growth
and share of profitable customer
relationships
Serving Customers Tomorrow - Rethinking the Branch
Network

Enter for a Chance to WIN!
Guess How Much is in the PIGGY BANK
pncvirtualwallet.com
VirtualWallet
VirtualWallet by PNC BANK

DRAFT Serving Customers Tomorrow - Increasing Brand Awareness and Enriching Customer Experience

$43B[3]
$490B[3]
$1,356B[3]
4%
>6%
4%
>12%
6%
>8%
Mass Market
Affluent
HNW/Wealth
2012 Penetration(9/30/12)
2016 Penetration (Goal)

(billions)

Potential – across footprint	$43	+ $490	+ $1,356	= $1,900
2016 goal	>6%	>12%	>8%	$170+[4]

DRAFT
Capturing More Investable Assets in Underpenetrated
Customer Segments
Asset Management Group
A Top 10 bank-held wealth manager in U.S.
Significant opportunity to grow
personal investable assets
(1) Balances as of September 30, 2012. AUA defined as client assets under administration; and AUM defined as discretionary assets under management. (2) AUA includes brokerage assets of approximately $38 billion from Retail Banking business. (3) Personal investable assets -
PNC households (HH) definition: Mass Market is defined as HHs with assets < $100K; Affluent is defined as HHs with assets between $100K -
$1MM; High net worth/wealth (HNW) is defined as HHs with assets > than $1MM. (4) Represents the targeted total AUA/AUM balance projected for the personal investments business and is not incremental.
Customers (in thousands)
Investment  & Wealth
households 400+
Assets (in billions)
AUA
2
$260
AUM $112
Distribution
Employees 3,000+
Relationship Managers 200+
Banking Advisors 800+
Brokers 700+
Referrals from Retail & C&IB +21% YTD
1

12
9
6
3
0
(Volume in billions)
Purchase up 21% YOY
YTD10
YTD11
YTD12

PNC

DRAFT
Building a Stronger Residential Mortgage Banking
Business
PNC’s advantages in Residential
Mortgage Banking
Origination priorities
Servicing priorities
Growing the right way Highlights
–
Leverage balance sheet strength
–
Retail channels only
–
National distribution
–
High customer satisfaction
–
Integrated with PNC Bank
–
Purchase business
¹
growth
–
Strong credit quality
–
Full compliance and moderate
risk philosophy
–
Optimize servicing portfolio size
Refinance
Purchase
¹
$7.0
$8.4
$10.8
Residential Mortgage Banking Originations
(1) Purchase is defined as a mortgage with a borrower as part of a residential real estate purchase transaction.

USB 49%
COF 52%
MTB 53%
WFC 54%
BBT 56%
JPM 61%
FITB 63%
RF 63%
PNC 65%
KEY 65%
CMA 67%
BAC 84%
STI 88%

DRAFT
Focused on Disciplined Investing While Improving
Efficiency
Highlights
3Q12 efficiency ratio
1
Investing for future growth
Midwest and Southeast
Product  investments
Technology investments
(1) Calculated as noninterest expense divided by total revenue. Peer Source: SNL database. Peers listed in the Appendix.
–
Sales teams already in place to work to
grow revenues similar to mature legacy
PNC markets
–
Investing and Retirement
–
PNC Wealth Insight®
–
Virtual Wallet®
–
CFO: Cash Flow Options
SM
–
Customer Interaction Management
platform
–
Integrated enterprise information
management system
–
Regulatory Compliance, risk reporting
and analytics

DRAFT
Cautionary Statement Regarding Forward-Looking
Information
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-
looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,”
“forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
o Changes in interest rates and valuations in debt, equity and other financial markets.
o Disruptions in the liquidity and other functioning of U.S. and global financial markets.
o The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-
backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
o Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
o Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
o Slowing or failure of the current moderate economic expansion.
o Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
o Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic expansion will persist and interest rates will remain very low in 2012 and 2013, despite downside risks from the “fiscal cliff” and European recession.
•PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of
PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
Appendix

DRAFT
Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
o Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and
Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
o Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-
acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices and in additional expenses and collateral costs, and may cause reputational harm to PNC.
o Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
o Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
•Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
•Our acquisition of RBC Bank (USA) presents us with risks and uncertainties related to the integration of the acquired businesses into PNC, including:
o Anticipated benefits of the transaction, including cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
o Our ability to achieve anticipated results from this transaction is dependent also on the extent of credit losses in the acquired loan portfolios and the extent of deposit attrition, in part related to the state of economic and financial markets. Also, litigation and regulatory and other governmental investigations that may be filed or commenced relating to the pre-acquisition business and activities of RBC Bank (USA) could impact the timing or realization of anticipated benefits to PNC.
o Integration of RBC Bank (USA)’s business and operations into PNC may take longer than anticipated or be substantially more costly than anticipated or have unanticipated adverse results relating to RBC Bank (USA)’s or PNC’s existing businesses. PNC’s ability to integrate RBC Bank
(USA) successfully may be adversely affected by the fact that this transaction results in PNC entering several geographic markets where PNC did not previously have any meaningful retail presence.

DRAFT
Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•In addition to the RBC Bank (USA) transaction, we grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. These other acquisitions often present risks and uncertainties analogous to those presented by the RBC Bank (USA) transaction. Acquisition risks include those presented by the nature of the business acquired as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by Amendment No. 1 thereto, and 2012 Form
10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes
to Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at
www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only.
Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

DRAFT
Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
Ticker